SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                       FORM 8-K
                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

                                June 28, 1996
                      (Date of earliest event reported)

                             Lanxide Corporation
            (Exact name of Registrant as specified in its charter)

            Delaware               0-16293               51-0270253
          (State of          (Commission File No.)      (IRS Employer
          Incorporation)                                Identification No.)

                              1300 Marrows Road
                            Newark, Delaware 19714
           (Address of principal executive offices, including zip code)

                                 (302) 456-6200
             (Registrant's telephone number, including area code)

          _________________________________________________________
          (Former name or former address, if changed since last report)


          ITEM 2.

                    On June 28, 1996, Lanxide Corporation, a
          Delaware corporation (the "Company"), consummated the following transactions: (i) the Company acquired from E.I. du Pont de Nemours & Company, a Delaware corporation ("DuPont"), the ownership interests in Lanxide Electronic Components, Inc. ("LEC") and Lanxide Armor Company, L.P. ("LAC") not previously owned by the Company and (ii) the Company sold to DuPont 20% of its ownership interest in DuPont Lanxide Composites, Inc. ("DLC") (the "Restructuring"). Prior to the Restructuring, each of LEC, LAC and DLC was a joint venture in which the Company owned 80%, 27% and 30%, respectively, and DuPont owned the remaining percentage of each venture. Upon consummation of the Restructuring, LEC and LAC became wholly owned subsidiaries of the Company, and the Company reduced its ownership interest in DLC to 10%.

                    On July 1, 1996, the Company issued a press release regarding the Restructuring, a copy of which is attached hereto as an exhibit and incorporated herein by reference.

          ITEM 7.

          (a) and (b)    It is impractical for the Company to file
          the financial statements and pro forma financial information required by Item 310(a) of Regulation S-B at this time. The Company intends to file the required financial statements and pro forma financial information by August 14, 1996, and will file such information in no event later than 60 days from the date on which this Form 8-K is filed.

          (c)       (2.0)     Sale of Interest Agreement,
                              dated June 28, 1996, among
                              DuPont, Lanxide Armor Products,
                              Inc. and Lanxide Armor Company,
                              Inc.

                    (2.1)     Sale of Interest Agreement,
                              dated June 28, 1996,
                              between DuPont and the
                              Company

                    (2.2)     Sale of Interest Agreement, dated
                              June 28, 1996, among DuPont, Lanxide
                              Technology Company, L.P. and DuPont
                              Lanxide Composites, Inc.

                    (10.59)   Letter Agreement, dated June 28,
                              1996, between the Company and DuPont
                              relating to the Guaranty Agreement,
                              dated February 11, 1993.

                     (99)     Press Release, dated July
                              1, 1996, of the Company

          The Restructuring was consummated pursuant to three Sale of Interest Agreements, each dated June 28, 1996, between DuPont and each of the Company's subsidiaries which held or continue to hold ownership interests in the joint ventures with DuPont.


                                  SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   LANXIDE CORPORATION

          Date: July 17, 1996      By:  /s/ Robert J. Ferris
                                        Robert J. Ferris
                                        Secretary, Treasurer and
                                          Vice President-Administration


                                EXHIBIT INDEX

                  (2.0)  Sale of Interest Agreement, dated June
                         28, 1996, among DuPont, Lanxide Armor
                         Products, Inc. and Lanxide Armor
                         Company, Inc.

                  (2.1)  Sale of Interest Agreement, dated
                         June 28, 1996, between DuPont and
                         the Company

                  (2.2) Sale of Interest Agreement, dated June 28, 1996, among DuPont, Lanxide Technology
                         Company, L.P. and DuPont Lanxide
                         Composites, Inc.

                (10.59)  Letter Agreement, dated June 28, 1996,
                         between the Company and DuPont relating to the Guaranty Agreement, dated February 11, 1993.

                   (99)  Press Release, dated July 1, 1996,
                         of the Company